UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2010

Kaiser Federal Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-167179	26-1500698
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

(626) 339-9663
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 15, 2010, the Company announced that Kaiser Federal Bank’s depositors and the Company’s stockholders each approved the Plan of Conversion and Reorganization. Kaiser Federal Financial Group, Inc. also announced the results of the offering.  A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)                      No financial statements of businesses acquired are required.

(b)                      No pro forma financial information is required.

(c)                      Not applicable.

(d)                     99.1            Press Release dated November 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                     KAISER FEDERAL FINANCIAL GROUP, INC.

DATE:  November 17, 2010                                                                                      By:  /s/ Kay M. Hoveland
                             Kay M. Hoveland
                             President and Chief Executive Officer